EXHIBIT 23.4



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


                  As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated December 12, 2001 included in Pharmaceutical Resources, Inc.'s January 14, 2002 Report on Form 8-K and to all references to our Firm included in or made a part of this registration statement.


                                      /s/  Arthur Andersen LLP
                                      Arthur Andersen LLP
Roseland, New Jersey
January 25, 2002